EXECUTION VERSION

INCREASE AGREEMENT
INCREASE AGREEMENT, (this “Increase Agreement”), dated as of September 25, 2015, between, among others, COLFAX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the financial institutions party hereto as Increase Lenders (as defined below), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and global coordinator and DEUTSCHE BANK SECURITIES, INC., as lead arranger and bookrunner. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, certain Subsidiaries of the Borrower, the Lenders (as defined therein) and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 5, 2015 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with Section 2.13(a) of the Credit Agreement, the Borrower has hereby notified the Administrative Agent that it is requesting an increase to the Revolving Credit Facility in an aggregate principal amount of $300,000,000 which shall constitute part of, and be added to, the existing Revolving Credit Facility pursuant to Section  2.13 of the Credit Agreement (the “2015 Increase”);
WHEREAS, subject to the terms and conditions hereof, the Borrower has requested to establish the 2015 Increase by entering into this Increase Agreement with each institution that agrees to provide such 2015 Increase (each an “Increase Lender”), the Administrative Agent and the Swing Line Lender; and
WHEREAS, each of the Increase Lenders identified in the signature pages hereto has indicated its willingness to increase its Revolving Commitment or provide a Revolving Commitment, as applicable, on the terms and subject to the conditions herein contained.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
2015 Increase. (a) The Administrative Agent has prepared a schedule attached hereto as Schedule I (the “2015 Commitment Schedule”) which sets forth the allocated Revolving Commitments received by the Administrative Agent from each Revolving Lender and the Applicable Percentage of each Revolving Lender under the Revolving Credit Facility, in each case after giving effect to the 2015 Increase. Each Increase Lender party to this Increase Agreement hereby severally agrees to provide the new Revolving Commitment set forth opposite its name on the 2015 Commitment Schedule and notified to it by the Administrative Agent, with each such Revolving Commitment to be effective as of the Increase Effective Date (as defined below). The parties hereby agree that on the Increase Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement, (1) the Revolving Credit Facility shall increase by the 2015 Increase effected hereby, (2) each New Lender (as defined below) shall become a Revolving Lender and (3) there shall be an automatic adjustment to the Applicable Percentage in respect of the Revolving Credit Facility of each Revolving Lender resulting from the 2015 Increase.

(b)    On the Increase Effective Date, after giving effect to the 2015 Increase, the Revolving Credit Facility shall be subject to the same Applicable Rate, prepayment provisions, Maturity Date and other terms and conditions applicable to the Revolving Commitment and the Revolving Loans under the Credit Agreement and the other Loan Documents as in effect immediately prior to the Increase Effective Date.
(c)    On the Increase Effective Date, the Borrower shall, in coordination with the Administrative Agent, be deemed to have repaid the outstanding Revolving Loans of certain of the Revolving Lenders, and incurred additional Revolving Loans from certain other Revolving Lenders (including the Increase Lenders), in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Revolving Borrowing pro rata on the basis of their respective Revolving Commitments (after giving effect to the 2015 Increase).

2.
Conditions to Effectiveness. This Increase Agreement and the 2015 Increase shall become effective on the date (the “Increase Effective Date”) when each of the following conditions shall have been satisfied:

(a)this Increase Agreement shall have been executed and delivered by the Borrower, each Guarantor, each Increase Lender, the Administrative Agent and the Swing Line Lender;

(b)the Administrative Agent shall have received:

(i)
certified copies of resolutions of the Boards of Directors (or the equivalent governing body) of the Borrower and each Guarantor or statements of unanimous written consent in lieu thereof of each such party approving the matters set forth in this Increase Agreement and the transactions contemplated herein, and such resolutions or statements, as the case may be, shall be in form and substance reasonably satisfactory to the Administrative Agent,

(ii)
(A) an executed opinion in a form reasonably satisfactory to the Administrative Agent of Allen & Overy LLP, legal advisers to the Loan Parties on matters of New York law and (B) an executed opinion in a form reasonably satisfactory to the Administrative Agent of in-house counsel to the Borrower, and

(iii)
an officer’s certificate of a Responsible Officer of the Borrower certifying that (A) on the Increase Effective Date, before and after giving pro forma effect to the 2015 Increase, the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof), (B) since June 26, 2015, no event, circumstance or development shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect, (C) on the Increase Effective Date, before and after giving pro forma effect to the 2015 Increase, no Default or Event of Default shall exist or would exist, (D) on the Increase Effective Date, before and after giving pro forma effect to the 2015 Increase, the Borrower shall be in pro forma compliance with all financial covenants set forth in Section 6.13 of the Credit Agreement as if the 2015 Increase had been in effect on the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 6.12(b) or (c) of the Credit Agreement, and (E) the other requirements of Section 2.13(e) of the Credit Agreement, except as otherwise waived by each Existing Lender pursuant to Section 4(b) of this Increase Agreement, have been complied with in respect of the 2015 Increase,

(c)
the Borrower shall have paid all fees and other amounts due and payable to the Administrative Agent, including, to the extent invoiced, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this Increase Agreement and any other out-of-pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case as required to be paid or reimbursed pursuant to the Credit Agreement;

(d)
on the Increase Effective Date, before and after giving pro forma effect to the 2015 Increase, the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof); and

(e)	on the Increase Effective Date, before and after giving pro forma effect to the 2015 Increase, no Default or Event of Default shall exist or would exist.

3.
Borrower Covenants. By its execution of this Increase Agreement, the Borrower hereby covenants, and agrees, that (i) the proceeds of the Revolving Loans with respect to the 2015 Increase shall be used by the Borrower pursuant to the terms and provisions of the Credit Agreement, (ii) it shall be liable for all obligations with respect to the Revolving Loans provided pursuant to the Credit Agreement after giving effect to this Increase Agreement and (iii) all Revolving Loans shall be entitled to the benefit of the guaranty set forth in Article X of the Credit Agreement as, and to the extent, provided therein.

4.
Lender Covenants. (a) Each Increase Lender party to this Increase Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder (each such Increase Lender, a “New Lender”), (i) confirms that it has full power and authority, and has taken all action necessary, to execute and deliver this Increase Agreement, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it meets all the requirements to be an assignee under Section 11.06(b)(iii), (v) and (vi) of the Credit Agreement, (iii) from and after the Increase Effective Date, confirms it shall be bound by the provisions of the Credit Agreement as a Revolving Lender thereunder and, to the extent of its Revolving Commitments, shall have the obligations of a Lender thereunder, (iv) confirms that it is sophisticated with respect to decisions to enter into transactions such as those contemplated by this Increase Agreement and either it, or the Person exercising discretion in making its decision to become an Increase Lender, is experienced in transactions of such type, (v) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Sections 6.12(b) and (c) of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Increase Agreement, (vi) confirms that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Increase Agreement, (vii) in the case of each New Lender that is a Foreign Lender, confirms that it has delivered the forms and/or US Tax Compliance Certificate referred to in Section 3.01(f)(ii)(B) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents and (viii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b)    Each Increase Lender party to this Increase Agreement, to the extent already a party to the Credit Agreement as a Lender thereunder (each such Increase Lender, an “Existing Lender”) hereby waives its claim to any costs which may be due or payable to it pursuant to Section 3.05(a) of the Credit Agreement, solely as a result of the reallocation of the Revolving Commitments after giving effect to the 2015 Increase and this Increase Agreement.

5.
Acknowledgments. (a) By their execution of this Increase Agreement, each Guarantor hereby acknowledges and confirms that (i) the guaranty provided pursuant to and in accordance with the Credit Agreement and the other Loan Documents to which it is a party continues in full force and effect and (ii) all of its obligations thereunder remain valid and enforceable, in each case after giving effect to this Increase Agreement and the 2015 Increase.

(b)
Each Guarantor further acknowledges and agrees that all Obligations with respect to the Revolving Loans provided pursuant to the Credit Agreement after giving effect to this Increase Agreement and the 2015 Increase shall be fully guaranteed pursuant to the guaranty set forth in Article X of the Credit Agreement as, and to the extent, provided therein.

(c)
The Borrower, the Administrative Agent, the Swing Line Lender and each Existing Lender that will, after giving effect to this Increase Agreement, have Revolving Commitments in an aggregate principal amount less than its Revolving Commitments prior to giving effect to the 2015 Increase, hereby acknowledge and agree pursuant to Sections 2.13(d) and 11.06(b) of the Credit Agreement that this Increase Agreement constitutes an Assignment and Assumption.

(d)
The Borrower, the Administrative Agent and each Increase Lender that will, after giving effect to this Increase Agreement, have Revolving Commitments in excess of the aggregate principal amount of its Revolving Commitments prior to giving effect to the 2015 Increase, hereby acknowledge and confirm that this Increase Agreement constitutes a written confirmation of the increase in the amount of Revolving Commitments for each such Increase Lender pursuant to Section 2.13(d) of the Credit Agreement, with each such Increase Lender’s total Revolving Commitment set forth opposite its name in the 2015 Commitment Schedule.

6.
Entire Agreement. This Increase Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement after giving effect to this Increase Agreement and that this Increase Agreement is a Loan Document.

7.
Effect of Agreement. (a) Except as expressly set forth in this Increase Agreement or in the Credit Agreement, this Increase Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)
On and after the Increase Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement after giving effect to this Increase Agreement. This Increase Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.	Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Increase Agreement.

9.
Amendment, Modification and Waiver. After the execution and delivery to the Administrative Agent of a fully executed copy of this Increase Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Increase Agreement may only be amended, modified or varied by written instrument in accordance with the requirements for the amendment and modification of Loan Documents pursuant to Section 11.01 of the Credit Agreement. In the event of any conflict between the terms of this Increase Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

THIS INCREASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Increase Agreement as of the date first written above.

COLFAX CORPORATION, as Borrower By: /s/ C. Scott Brannan Name:C. Scott Brannan Title:Senior Vice President, Chief Financial Officer and Treasurer

ALCOTEC WIRE CORPORATION
ALLOY RODS GLOBAL, INC.
ANDERSON GROUP INC.
CLARUS FLUID INTELLIGENCE, LLC
CLFX SUB HOLDING LLC
COLFAX FLUID HANDLING LLC
CONSTELLATION PUMPS CORPORATION
DISTRIBUTION MINING & EQUIPMENT COMPANY, LLC
EMSA HOLDINGS, INC.
FAN GROUP INC.
HOWDEN AMERICAN FAN COMPANY
HOWDEN ROOTS LLC
IMO HOLDINGS, INC.
IMO INDUSTRIES INC.
PORTLAND VALVE LLC
SHAWEBONE HOLDINGS INC.
STOODY COMPANY
THE ESAB GROUP, INC.
TOTAL LUBRICATION MANAGEMENT COMPANY
VICTOR EQUIPMENT COMPANY
VICTOR TECHNOLOGIES GROUP, INC.
VICTOR TECHNOLOGIES HOLDINGS, INC.
VICTOR TECHNOLOGIES INTERNATIONAL, INC.
WARREN PUMPS LLC,
as Guarantors

By: /s/ C. Scott Brannan Name:C. Scott Brannan Title:President

Howden Compressors, Inc., Howden North AmerICa Inc., as Guarantors By: /s/ C. Scott Brannan Name:C. Scott Brannan Title:Vice President of each of the foregoing
Howden construction services Inc., as Guarantor By: /s/ C. Scott Brannan Name:C. Scott Brannan Title:Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Swing Line Lender and Increase Lender

By /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Bank of America, N.A.

By: /s/ Christopher Wozniak
Name: Christopher Wozniak
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Citibank, N.A.

By:/s/ Brian Reed
Name: Brian Reed
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Citizens Bank of Pennsylvania

By:/s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

HSBC Bank USA, National Association

By: /s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Caroline B. Olzinski
Name: Caroline B. Olzinski
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
BNP PARIBAS

By: /s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President
By: /s/ Melissa Dyk
Name: Melissa Dyk
Title: Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
COMPASS BANK

By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Vipul Dhadda
Name: VIPUL DHADDA
Title: AUTHORIZED SIGNATORY
By: /s/ Franziska Schoch
Name: FRANZISKA SCHOCH
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
JPMORGAN CHASE BANK, N.A.

By: /s/ Philip Mousin
Name: Philip Mousin
Title: Executive Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
KEYBANK NATIONAL ASSOCIATION, as an Increase Lender

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
ROYAL BANK OF CANADA

By: /s/ Jason C. Hedrick
Name: Jason C. Hedrick
Title: Authorized Signatory

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

Sumitomo Mitsui Banking Corporation

By: /s/ David Kee
Name: David Kee
Title: Managing Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
SUNTRUST BANK

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
TD Bank, N.A.

By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
THE BANK OF NOVA SCOTIA

By: /s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Execution Head & Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
BARCLAYS BANK PLC

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
MORGAN STANLEY BANK, N.A.

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
US Bank, National Association

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Commerzbank AG New York

By: /s/ Kiuli Chan
Name: Kiuli Chan
Title: Director
By: /s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Crédit Agricole Corporate & Investment Bank

By: /s/ Pamela Donnelly
Name: Pamela Donnelly
Title: Managing Director
By: /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
DNB CAPITAL LLC

By: /s/ Philip Kurpiewski
Name: Philip Kurpiewski
Title: Senior Vice President
By: /s/ Geshu Sugandh
Name: Geshu Sugandh
Title: First Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
GOLDMAN SACHS BANK USA, as an Increase Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
KBC Bank N.V., New York Branch

By: /s/ Sheila Bermejo
Name: Sheila Bermejo
Title: Vice President
By: /s/ Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
PNC Bank, National Association

By: /s/ Bremmer Kneib
Name: Bremmer Kneib
Title: Vice President

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
Unicredit Bank AG, New York Branch

By: /s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director
By: /s/ Betsy Hudson
Name: Betsy Hudson
Title: Associate Director

SIGNATURE PAGE TO THE INCREASE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND SWING LINE LENDER.

NAME OF INSTITUTION:
THE NORTHERN TRUST COMPANY

By: /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

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